SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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JNL Series Trust

(Name of Registrant As Specified In Its Charter)

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Dear Variable Annuity Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (the “Information Statement”) may be read to include you as an owner of a Variable Contract.

On August 30-31, 2022, the Board of Trustees (the “Board”) of the Trust voted to appoint FIAM LLC (“FIAM”) as a sub-adviser for a portion of the JNL/PPM America Floating Rate Income Fund (the “Fund”), a series of the Trust, effective September 1, 2022. Enclosed please find the Trust’s Information Statement regarding this sub-adviser appointment for the Fund.

The Information Statement is furnished to shareholders of the Fund on behalf of the Board of the Trust, a Massachusetts business trust, located at 1 Corporate Way, Lansing, Michigan 48951.

The Trust has filed a supplement to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust to reflect the changes discussed in this Information Statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS, AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit: www.jackson.com.

Sincerely,

/s/ Mark D. Nerud
Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/PPM America Floating Rate Income Fund

September 12, 2022

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 129 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds. While the Sub-Advisers are primarily responsible for the day-to-day portfolio management of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”). Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Prudential plc and Athene Life Re Ltd. each hold a minority economic interest in Jackson. Prudential plc has no relation to Newark, New Jersey-based Prudential Financial Inc.

On August 30-31, 2022, the Board, including a majority of the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the JNL/PPM America Floating Rate Income Fund (the “Fund”) voted to appoint FIAM LLC (“FIAM”) as a Sub-Adviser for a portion of the Fund’s assets and to approve an amendment (the “Amendment”) to the sub-advisory agreement between JNAM and FIAM (the “FIAM Sub-Advisory Agreement”), reflecting the appointment of FIAM as a Sub-Adviser for a portion of the Fund’s assets. FIAM currently serves as a Sub-Adviser to another Fund in the Trust pursuant to the FIAM Sub-Advisory Agreement.

The purpose of this information statement (the “Information Statement”) is to provide you with information about the Amendment to the FIAM Sub-Advisory Agreement and about FIAM’s appointment as a Sub-Adviser to the Fund, effective September 1, 2022. On September 1, 2022, FIAM began providing the day-to-day management for a new strategy, or sleeve, of the Fund (the “FIAM Strategy”). Prior to September 1, 2022, the Fund had one sub-adviser, PPM America, Inc. (“PPM”), and PPM managed all of the Fund’s assets. PPM will continue to be a Sub-Adviser for the Fund and there will be no changes to the sub-advisory arrangement with PPM for the portion of Fund’s assets managed by PPM as a result of the appointment of FIAM as a Sub-Adviser to the Fund. PPM is an affiliate of the Adviser.

This Information Statement is provided in lieu of a proxy statement pursuant to the terms of an exemptive order (the “Order”) that the Trust and its Adviser received from the U.S. Securities and Exchange Commission (the “SEC”). The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund. The Adviser, therefore, is able to change unaffiliated Sub-Advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers.

FIAM, a Delaware limited liability company, is located at 900 Salem Street, Smithfield, Rhode Island 02917.

This Information Statement is being provided to contract owners of record for the Fund as of September 1, 2022. It will be mailed on or about September 19, 2022.

II.	Changes to Fund Principal Investment Strategies

Neither the Fund’s name nor its investment objective has changed as a result of the appointment of FIAM as a Sub-Adviser to the Fund.

The Fund’s principal investment strategies changed as a result of the appointment of FIAM as a Sub-Adviser to the Fund. Effective September 1, 2022, the principal investment strategies for the JNL/PPM America Floating Rate Income Fund are as follows:

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in income-producing floating rate instruments, including floating rate loans, floating rate notes, other floating rate debt securities, structured products (including commercial mortgage-backed securities, asset-backed securities, and collateralized loan obligations, which are debt securities typically issued by special purpose vehicles and secured by loans), and repurchase agreements.

Additionally, for purposes of satisfying the 80% requirement, the Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”) comprised of the securities described above, short term bond funds and floating rate funds. The Fund generally uses ETFs as a tool to obtain exposure to the securities in which it primarily invests. Money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets for purposes of the 80% requirement.

The Fund consists of two strategies, sometimes referred to as “sleeves,” one sleeve is managed by an unaffiliated investment manager, FIAM LLC (“FIAM”), and the other sleeve is managed by an affiliated investment manager, PPM America, Inc. (“PPM”, and together with FIAM, the “Sub-Advisers”). Each Sub-Adviser generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each sleeve, but the Sub-Advisers may also implement other investment strategies in keeping with their respective sleeve’s objective.

PPM America Floating Rate Income Strategy

PPM constructs the PPM America Floating Rate Income Strategy by investing primarily in U.S. dollar denominated senior floating rate loans of domestic and foreign borrowers (“Senior Loans”). Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics, and are commonly known as “junk bonds.”

The PPM America Floating Rate Income Strategy may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”), debtor-in-possession loans, mezzanine loans, fixed-income debt obligations, corporate bonds and money market instruments. Junior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics.

The PPM America Floating Rate Income Strategy may invest up to 20% of its net assets in cash and non-floating rate debt securities, including lower-rated debt securities (“high yield”), commonly known as “junk bonds,” and equity securities. Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative.

FIAM Floating Rate High Income Strategy

FIAM LLC constructs the FIAM Floating Rate High Income Strategy by normally investing primarily in floating rate loans, which are often lower-quality debt securities (those of less than investment-grade quality, also referred to as “junk bonds”), and other floating rate securities. The FIAM Floating Rate High Income Strategy may invest in companies in troubled or uncertain financial condition, money market and investment-grade debt securities, and repurchase agreements, and domestic and foreign issuers. FIAM LLC uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

For a more detailed comparison of the changes made to the Fund’s prospectus due to the appointment of FIAM, please refer to Exhibit B.

III.	Sub-Advisory Agreement with FIAM LLC

FIAM is a Sub-Adviser to another fund of the Trust, pursuant to a Sub-Advisory Agreement between FIAM and JNAM, effective September 13, 2021, which was most recently approved by the Board at a meeting held on August 30-31, 2022. The FIAM Sub-Advisory Agreement was approved by the fund’s shareholders at a special meeting held on March 15, 2021. The special meeting of shareholders was called to, among other things, approve new advisory, sub-advisory, and distribution agreements due to a change of control of JNAM’s parent company, which was completed on September 13, 2021.

On August 30-31, 2022, the Board, including a majority of the Independent Trustees, also voted to appoint FIAM as a Sub-Adviser for the Fund and approved the Amendment to the FIAM Sub-Advisory Agreement. Pursuant to the Order, shareholder approval is not required for the Amendment to the FIAM Sub-Advisory Agreement because FIAM is not affiliated with JNAM.

The material terms of the FIAM Sub-Advisory Agreement between JNAM and FIAM with regards to the Fund did not change as a result of the Amendment. The following description of the FIAM Sub-Advisory Agreement is qualified by the FIAM Sub-Advisory Agreement, as amended, and the Amendment, attached as Exhibit A.

The FIAM Sub-Advisory Agreement provides that it will remain in effect for its initial term, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The FIAM Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Board (including the majority of the Independent Trustees), by vote of a majority of the outstanding voting securities of the Fund, the Adviser (with consent of the Board, including the majority of the Independent Trustees), or FIAM. The FIAM Sub-Advisory Agreement also terminates automatically in the event of its assignment or the assignment or termination of the Amended & Restated Investment Advisory and Management Agreement between JNAM and the Trust, as amended, effective September 13, 2021 (the “JNAM Investment Advisory Agreement”). The FIAM Sub-Advisory Agreement will also terminate upon written notice of a material breach of the FIAM Sub-Advisory Agreement, if the breaching party fails to cure the material breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

The FIAM Sub-Advisory Agreement generally provides that FIAM, its directors, officers, members, employees, or agents will not be subject to any liability to JNAM or the Trust for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of FIAM’s duties, except for a loss resulting from willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of its duties or obligations under the FIAM Sub-Advisory Agreement, or any untrue statement of a material fact, or omission, in materials pertaining to the Fund.

The management fees to be paid by the Fund did not increase as a result of the appointment of FIAM as a Sub-Adviser to the Fund. The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/PPM America Floating Rate Income Fund
Advisory Fee Rates Before And After the Sub-Adviser Appointment
Net Assets	Rate
$0 to $500 million	0.500%
$500 million to $1 billion	0.450%
$1 billion to $3 billion	0.425%
$3 billion to $5 billion	0.415%
Over $5 billion	0.405%

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2021. The pro forma aggregate amount of management fees paid to the Adviser would have been the same had the Sub-Adviser Appointment occurred during the applicable period.

Fund Name	Actual Fees
JNL/PPM America Floating Rate Income Fund	$5,529,918

JNAM is responsible for paying all Sub-Advisers out of its own resources. Under the Amendment to the FIAM Sub-Advisory Agreement, the Adviser will pay FIAM a sub-advisory fee equal to a percentage of the FIAM Strategy of the Fund’s average daily net assets based on the below schedule:

JNL/PPM America Floating Rate Income Fund
Sub-Advisory Rate After Sub-Adviser Appointment
Net Assets*	Annual Rate
$0 to $300 million	0.260%
$300 million to $1 billion	0.220%
Over $1 billion	0.200%
*	For the portion of the Average Daily Net Assets Managed by FIAM.

For the year ended December 31, 2021, JNAM paid PPM $3,062,897 in sub-advisory fees for its services to the Fund. The pro forma sub-advisory fees would have been higher, assuming the Amendment to the FIAM Sub-Advisory Agreement was in place for the applicable period.

IV.	Description of FIAM LLC

FIAM is a Delaware limited liability company located at 900 Salem Street, Smithfield, Rhode Island 02917. FIAM is an indirectly held, wholly owned, subsidiary of FMR LLC (“FMR”). As of March 31, 2022, FIAM managed approximately $161.4 billion in assets.

Executive/Principal Officers and Directors of FIAM located at 900 Salem Street, Smithfield, Rhode Island 02917:

Names	Title
Vadim Zlotnikov	President, Director
Martin McGee	Chief Financial Officer, Director
Casey M. Condron	Head of FIAM Institutional Client Group, Director
Horace Codjoe	Vice President
Timothy Abbuhl	Treasurer
Kim E. Daniels	Assistant Treasurer
Joseph Benedetti	Secretary

Names	Title
John Bertone	Assistant Secretary
Brian C. McLain	Assistant Secretary
Kevin M. Meagher	Chief Compliance Officer
Chris Pariseault	Director
Kimberly L. Perry	Director

FIAM is a Fidelity Investments company and is wholly owned by FIAM Holdings LLC, which in turn is owned by FMR. FMR is the ultimate parent company of FIAM.

As the Sub-Adviser to the FIAM Strategy of the Fund, FIAM provides the FIAM Strategy of the Fund with investment research, advice, and supervision, and manages the FIAM Strategy’s portfolio consistent with the Fund’s investment objective and policies, including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus. The principal risks of investing in the Fund are listed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

As of September 1, 2022, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of FIAM, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in FIAM or any other entity controlling, controlled by, or under common control with FIAM. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2022, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which FIAM, any parent or subsidiary of FIAM, or any subsidiary of the parent of such entities was or is to be a party.

JNL/PPM America Floating Rate Income Fund (FIAM Strategy)

The portfolio managers responsible for management of the FIAM Strategy of the Fund are Eric Mollenhauer and Kevin Nielsen.

Eric Mollenhauer

Eric Mollenhauer is a portfolio manager in the High Income and Alternatives division at Fidelity Investments. In this role, Mr. Mollenhauer co-manages portfolios across retail and institutional assets. Prior to assuming his current responsibilities, Mr. Mollenhauer worked as director of High Yield research, where he oversaw Fidelity's high-yield research professionals and resources and managed high-yield bond portfolios available to non-U.S. investors. Previously, Mr. Mollenhauer was a high-yield research analyst covering the paper, entertainment and leisure, gaming and lodging, services, homebuilding, and printing and publishing industries. He has been in the financial industry since joining Fidelity in 1993. Mr. Mollenhauer earned his bachelor of arts degree in business administration from Gordon College. He is also a CFA® charterholder.

Kevin Nielsen

Kevin Nielsen is a portfolio manager in the High Income and Alternatives division at Fidelity Investments. In this role, Mr. Nielsen co-manages portfolios across retail and institutional assets. Prior to assuming his portfolio management responsibilities, Mr. Nielsen was a research analyst in Fidelity's High Income division covering a variety of different industries. Before joining Fidelity in 2006, he worked as a high yield and loan research analyst at W.R. Huff Asset Management, an acquisition analyst at Vornado Realty Trust, and as an analyst at GE Capital. He has been in the financial industry since 1994. Mr. Nielsen earned his bachelor of arts degree in government from Dartmouth College and his master of business administration degree in finance and strategy from Northwestern University’s Kellogg School of Management. He is also a CFA® charterholder.

There are no changes to the portfolio managers for the strategy managed by PPM.

V.	Other Investment Companies Advised by FIAM LLC

FIAM does not advise other registered investment companies having similar investment objectives and policies as those of the Fund.

VI.	Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement. At a meeting on August 30-31, 2022, the Board, including a majority of the Independent Trustees, considered information relating to the appointment of an additional Sub-Adviser, FIAM, for the Fund and the Amendment to the FIAM Sub-Advisory Agreement.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the FIAM Sub-Advisory Agreement Amendment. The Board received, and had the opportunity to review, this and other materials, ask questions, and request further information in connection with its consideration of the Amendment to the FIAM Sub-Advisory Agreement. With respect to its approval of the Amendment to the FIAM Sub-Advisory Agreement, the Board noted that the FIAM Sub-Advisory Agreement was with a sub-adviser that already provides services to an existing fund in the Trust. Thus, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the Amendment to the FIAM Sub-Advisory Agreement, whereby FIAM would serve as one of the Sub-Advisers for the Fund.

In reviewing the FIAM Sub-Advisory Agreement and considering the information, the Board was advised by independent legal counsel. The Board considered the factors it deemed relevant and the information provided by FIAM for the August meeting and for previous meetings, as applicable, including: (1) the nature, quality, and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (6) other benefits that may accrue to FIAM through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Amendment to the FIAM Sub-Advisory Agreement.

Before approving the Amendment to the FIAM Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and FIAM and to consider the terms of the Amendment to the FIAM Sub-Advisory Agreement. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Amendment to the FIAM Sub-Advisory Agreement is in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality, and Extent of Services

The Board examined the nature, quality and extent of the services provided and to be provided by FIAM. The Board noted JNAM’s evaluation of FIAM, as well as JNAM’s recommendation, based on its review of FIAM, in connection with its approval of the FIAM Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds, and responsibilities of FIAM’s portfolio managers who would be responsible for the day-to-day management of the FIAM Strategy. The Board reviewed information pertaining to FIAM’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to FIAM. The Board considered compliance reports about FIAM from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by FIAM under the FIAM Sub-Advisory Agreement.

Investment Performance

The Board reviewed the performance of FIAM’s investment mandate with similar investment strategies as compared to the Fund, the Fund’s benchmark index, and the Fund’s peer group returns. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Amendment to the FIAM Sub-Advisory Agreement.

Costs of Services

The Board reviewed the fees to be paid by JNAM to FIAM. The Board noted that the Fund’s sub-advisory fees would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

The Board considered that both the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages. The Board noted that in conjunction with the addition of FIAM as a Sub-Adviser to the Fund, JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective September 1, 2022. The Board also noted that the total expense ratio, after taking account of the proposed voluntary advisory fee waiver, will be lower than both the current total expense ratio and the peer group average.  The Board concluded that the sub-advisory fee is in the best interests of the Fund and its shareholders in light of the services to be provided.

Profitability

The Board considered information concerning the costs to be incurred and profits expected to be realized by JNAM and FIAM. The Board also considered JNAM’s voluntary fee waiver for the Fund to reduce the total annual operating expenses of the Fund. The Board determined that profits expected to be realized by JNAM and FIAM were not unreasonable.

Economies of Scale

The Board considered whether the Fund’s proposed fees reflect the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM and FIAM, the Board noted that the advisory and sub-advisory fee arrangements for the Fund contain breakpoints that decrease the fee rate as assets increase. The Board noted that the sub-advisory fee for the Fund is paid by JNAM (not the Fund). The Board concluded that the fees in some measure share economies of scale with shareholders.

Other Benefits to JNAM and FIAM

 In evaluating the benefits that may accrue to FIAM through its relationship with the Fund, the Board noted that FIAM may from time to time pay for portions of meetings organized by the Fund’s distributor to educate wholesalers about the Fund. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Fund’s distributor, that FIAM is not required to participate in the meetings, and that recommendations to hire or fire FIAM are not influenced by FIAM’s willingness to participate in the meetings.

In evaluating the benefits that may accrue to FIAM through its relationship with the Fund, the Board noted that FIAM may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the Sub-Advisers as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Amendment to the FIAM Sub-Advisory Agreement.

VII.	Additional Information

Ownership of The Fund

As of September 1, 2022, there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/PPM America Floating Rate Income Fund (Class A)	114,873,518.868
JNL/PPM America Floating Rate Income Fund (Class I)	1,817,051.163

As of September 1, 2022, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of September 1, 2022, the following persons beneficially owned more than 5% of the shares of the Fund :

JNL/PPM America Floating Rate Income Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares Owned
Robert C & Agnes C Fong	27961 Beechgate Dr. Rancho Palos Verdes, California 90275	5.59%

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts. As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of September 1, 2022, no persons have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2021, the Fund paid no commissions to an affiliated broker.

During the fiscal year ended December 31, 2021, the Fund paid $1,775,270 in administration fees and $3,524,473 in 12b-1 fees to the Adviser and/or its affiliated persons. The Board approved an amendment to the investment advisory contract and these services will continue.

VIII.	Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2021, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

JNAM, located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to the Trust and provides the Fund with professional investment supervision and management. JNAM is registered with the SEC under the 1940 Act, as amended. JNAM is an indirect, wholly owned subsidiary of Jackson, a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Prudential plc and Athene Life Re Ltd. each hold a minority economic interest in Jackson. Prudential plc has no relation to Newark, New Jersey-based Prudential Financial Inc. Jackson is also the ultimate parent of PPM America, Inc. JNAM also serves as the Trust’s administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and an indirect, wholly owned subsidiary of Jackson. JNLD is located at 300 Innovation Drive, Franklin, Tennessee 37067.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing, and distribution of this Information Statement will be paid by JNAM.

Exhibit A

Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and FIAM LLC

and Amendments Thereto

Sub-Advisory Agreement

This Sub-Advisory Agreement (the “Agreement”) is by and between Jackson National Asset Management, LLC (the “Adviser”) and FIAM LLC (the “Sub-Adviser”).

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, the Adviser has entered into an Amended and Restated Investment Advisory and Management Agreement (the “Advisory Agreement”) effective as of September 13, 2021 with JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended, consisting of multiple series (each, a “Fund”);

Whereas, the Board of Trustees of the Trust and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of each Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms set forth in the Sub-Advisory Agreement between the parties dated June 24, 2019 through the date hereof, if applicable (the “Existing Agreement”);

Whereas, the Adviser has the authority under the Advisory Agreement to select sub-advisers for each Fund; and

Whereas, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund identified in the Existing Agreement.

Now, Therefore, in consideration of the mutual covenants contained herein, the Adviser and the Sub-Adviser agree as follows:

The Adviser and the Sub-Adviser hereby enter into this Agreement on terms identical to those of the Existing Agreement, which are incorporated herein by reference. Capitalized terms used herein without definition have the meanings given to them in the Existing Agreement.

This Agreement shall become effective as of the effective date of the Advisory Agreement and, unless sooner terminated as provided in the Existing Agreement, the initial term will continue in effect through September 30, 2022. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year as described in the Existing Agreement.

This Agreement may be executed in counterparts, including via facsimile or other electronic means as agreed by the parties hereto, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers effective as of September 13, 2021.

Jackson National Asset Management, LLC		FIAM LLC

By:	/s/ Mark D. Nerud	By:	/s/ Brad Sweeney
Name:	Mark D. Nerud	Name:	Brad Sweeney
Title:	President and CEO	Title:	VP, Business Development Desk

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and FIAM LLC

and Amendments Thereto

Investment Sub-Advisory Agreement

Agreement, dated as of June 24, 2019, by and between Jackson National Asset Management, LLC, a limited liability company organized in the State of Michigan (the “Adviser”), and FIAM LLC (“Sub-Adviser”), a limited liability company organized in the State of Delaware.

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

Whereas, the Adviser has entered into an Investment Advisory and Management Agreement dated July 1, 2013, as amended, with JNL Series Trust (“Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

Whereas, the Trust’s shareholders are primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies, as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”), and the rules and regulations thereunder;

Whereas, the fund or funds listed on Schedule A hereto (each, a “Fund”) are series of the Trust;

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services to each Fund identified on Schedule A in the manner and on the terms hereinafter set forth;

Whereas, the Adviser has the authority under the Investment Advisory and Management Agreement with the Trust to select sub-advisers for each Fund; and

Whereas, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

Now, Therefore, in consideration of the mutual covenants contained herein, the Adviser and the Sub-Adviser agree as follows:

1.	Appointment of Sub-Adviser

The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for each Fund, subject to the supervision and control of the Adviser and the Board and in accordance with the terms and conditions of this Agreement.

The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Fund or Funds identified on Schedule A with respect to which the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to furnish such services, it shall notify the Adviser in writing, whereupon, subject to the approval of the Trust’s Board of Trustees (“Board”), such fund shall be added to Schedule A and become a Fund hereunder subject to this Agreement.

2.	Services to be Rendered by the Sub-Adviser to the Trust

A.         As investment sub-adviser to each Fund, the Sub-Adviser will coordinate and monitor the investment and reinvestment of the assets of each Fund and determine the composition of the assets of each Fund, subject always to the supervision and control of the Adviser and the Board.

B.         As part of the services it will provide hereunder, the Sub-Adviser will:

(i)         obtain and evaluate pertinent economic, statistical, financial, and other information affecting the individual companies or industries, the securities of which are included in each Fund or are under consideration for inclusion in each Fund;

(ii)        formulate and implement a continuous investment program and make investment decisions for all assets in each Fund;

(iii)       take whatever steps are necessary to implement the investment program for each Fund by placing all orders, on behalf of each Fund, for the purchase and sale of securities and other property and investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of each Fund;

(iv)       use the same skill and care in providing its services as it uses in providing services to its other similar client mandates for which it has investment responsibilities;

(v)        keep the Board and the Adviser fully informed in writing on an ongoing basis of all material facts concerning the investment and reinvestment of the assets in each Fund, the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board; and attend meetings with the Adviser and/or the Board, as reasonably requested, to discuss the foregoing;

(vi)       cooperate fully with the Trust’s Chief Compliance Officer in executing his/her responsibilities to monitor service providers of each Fund pursuant to Rule 38a-1 under the Investment Company Act, including but not limited to providing compliance and reporting information as reasonably requested by the Adviser and the Board;

(vii)      use its best efforts to provide notification to the Adviser with information identifying the specific security(ies) that the Sub-Adviser has determined are to be fair valued in accordance with the Sub-Adviser’s policies and procedures. Information identifying security level fair valuations will be provided to the Adviser, or its agent, in a manner and format agreed upon by the Adviser and the Sub-Adviser. The fair valuation information provided by the Sub-Adviser may be used by the Adviser, or its agent, at its discretion, for purposes of making its own fair valuation determination in pricing the Portfolio’s securities. In addition, using a method agreed upon between the Adviser and the Sub-Adviser, deliver to the Adviser on each business day a trade file with respect to securities and other instruments purchased or sold on such trading day, if any, via SFTP. The Sub-Adviser will use its best efforts to provide security reference information to the Adviser, which may be used by the Adviser, at its discretion, for purposes of maintaining the official books and records for the Portfolio.;

(viii)     provide material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to each Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing each Fund that may be reasonably necessary, under applicable laws; and

(ix)       cooperate with and provide reasonable assistance to the Adviser, the Board, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.         In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in compliance with the following: (i) the Trust’s Agreement and Declaration of Trust, as the same may be modified or amended from time to time (“Declaration”); (ii) the By-Laws of the Trust, as the same may be modified or amended from time to time (“By-Laws”); (iii) the stated investment objectives, policies and restrictions of each Fund and other matters contained in the currently effective Prospectus and Statement of Additional Information of the Trust filed with the Securities and Exchange Commission (“SEC”), as the same may be modified, amended or supplemented from time to time (“Prospectus and SAI”); (iv) the Investment Company Act, the Advisers Act, the Commodity Exchange Act, as amended (“CEA”) and the rules under each, and all other federal and state laws or regulations applicable to the Trust and each Fund; (v) any applicable controlling foreign laws, regulations and regulatory requirements as set forth by applicable foreign regulatory agencies; (vi) the Trust’s compliance and other policies and procedures adopted from time to time by the Board; and (vii) the instructions of the Adviser and the Board (except as to the voting of proxies). Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Declaration, By-Laws, Prospectus and SAI, Fund compliance manual and other relevant policies and procedures that are adopted by the Board. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D.         Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in each Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers, counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of a Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, and/or Master Securities Forward Transaction Agreement or MSFTA documentation) as Sub-Adviser deems necessary or appropriate in connection with each Fund’s investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder.

E.         In furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser to the Trust or the sub-adviser to any other investment company managed by the Adviser concerning transactions of each Fund in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act. This shall also not be deemed to prohibit consultations between current and successor sub-advisers of a Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment Company Act.)

F.         Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. Sub-Adviser will report to the Board and to Adviser with respect to the implementation of such program as requested by the Board or the Adviser.

G.         The Sub-Adviser at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser shall, at its expense, bear any fees or costs associated with regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding fees charged by the Adviser); and (ii) the Sub-Adviser’s general business operations that require the involvement or participation of the Adviser, the Fund, and/or any Trustee of the Fund.

H.         The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser is granted authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions it enters into on behalf of each Fund. The Sub-Adviser will provide to the Adviser copies of all agreements regarding brokerage arrangements to which the Fund is a party. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures of the Fund that may be established by the Board or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI. In placing any orders for the purchase or sale of securities and instruments for each Fund, the Sub-Adviser is hereby authorized, to the extent permitted by applicable law, to aggregate the securities and instruments to be so purchased or sold and shall use its best efforts to obtain for each Fund best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. Consistent with the Sub-adviser’s execution quality policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including but not limited to: the dealer’s expertise and level of interest in a particular security; price (including, where relevant, the costs of execution); size and type of the transaction; speed and certainty of trade executions; reasonableness of speed; liquidity in the security, including the liquidity and depth afforded by a dealer; strength of the dealer’s trading desks; confidentiality/minimal potential for information leakage; and idea generation.

I.          Subject to such policies and procedures as the Board may determine, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and as interpreted by the SEC or its staff, cause each Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Fund an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to each Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Exchange Act). Allocation of orders placed by the Sub-Adviser on behalf of each Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser or the Board as reasonably requested by the Adviser or the Board, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor. To the extent authorized by Section 28(e) and the Trust’s Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

J.          The Sub-Adviser will maintain all accounts, books and records with respect to each Fund as are required of an investment sub-adviser of a registered investment company pursuant to the Investment Company Act, Advisers Act, and Commodity Exchange Act and the rules thereunder, will furnish the Adviser and the Board such periodic and special reports as they may reasonably request, and shall timely file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to each Fund and its duties as are set forth herein.

K.         The Sub-Adviser shall ensure that each Fund complies with the provisions of Section 851 and Section 817(h) of the Code and the regulations thereunder, including, but not limited to, Treas. Reg. Section 1.817-5. Sub-Adviser shall be responsible for the correction of any failure under the provisions cited above attributable to its actions whether in good faith, negligent, or reckless disregard, including any penalties, taxes, and interest and for any other obligations to Contract-owners and insurance company investors in each Fund.

L.         Consistent with its fiduciary duties to each Fund and on the Fund’s behalf, the Sub-Adviser is hereby appointed the Fund’s agent to exercise in its discretion all rights and perform all duties with respect to the Fund’s right to vote (or refrain from voting), each Fund’s securities and exercise voting rights in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser. For the avoidance of doubt, the Sub-Adviser will have full discretion in this regard and the Adviser will not attempt to influence the Sub-Adviser’s voting decisions. Sub-Adviser agrees to report significant shareholdings for itself and on behalf of the Fund where required by local law.

M.        The Sub-Adviser may execute on behalf of each Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Sub-Adviser believes are appropriate or desirable in performing its duties under this Agreement.

N.         The Sub-Adviser will provide to the Adviser (i) a completed monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time.

O.         The Sub-Adviser will review each Fund’s investment-related risk disclosures in the Prospectus and SAI, and the Sub-Adviser will certify to the Adviser on a quarterly basis that, based on the Sub-Adviser’s knowledge after due inquiry including consideration of market conditions, such disclosures appropriately address current market conditions affecting investments in the Fund.

3.	Compensation of Sub-Adviser

The Adviser will pay the Sub-Adviser a sub-advisory fee, accrued daily and payable monthly on the average daily net assets of each Fund, as specified in Schedule B to this Agreement to cover the Sub-Adviser’s services under and expenses assumed in carrying out this Agreement. The Sub-Adviser agrees that that it will offer the Adviser the same effective fee rate charged to any other future, non-affiliated, insurance variable annuity sub-advised investment company clients registered under the Investment Company Act, managed by the Sub-Adviser having substantially similar investment objectives, restrictions, style, portfolio manager(s) and strategy as each Fund, excluding performance fee arrangements, and which has the same or fewer assets under management with the Sub-Adviser as the Account’s assets under management. The determination of the applicability of this provision to the Account’s assets will be made in the sole discretion of the Sub-Adviser.

4.	Custody of Assets

Sub-Adviser shall at no time physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.	Liability and Indemnification

A.         Except as may otherwise be provided by law, neither the Sub-Adviser nor any of its directors, officers, members, employees, or agents (its “Affiliates”) shall be liable (i) for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to any Fund or (ii) for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s reasonable opinion, constitute a violation of any federal or state laws, rules or regulations; except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information required to be furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.         Except as may otherwise be provided by law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to any Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information required to be furnished to the Adviser or the Trust by the Sub-Adviser.

6.	Representations of Adviser

The Adviser represents, warrants and agrees that:

A.        The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.         The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

C.         The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of any Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

D.        The Adviser certifies that as of the date of this Agreement the Trust is a Qualified Institutional Buyer (“QIB”) as defined in Rule 144A under the 1933 Act, and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be a QIB.

E.         The Adviser, through its designated administrator or sub-administrator, agrees to provide to Subadviser, as Subadviser may reasonably request, or as otherwise required by Rule 206(4)-5 under the Advisers Act, (i) certification that the Funds are not Covered Investment Pools, as defined in Rule 206(4)-5(f)(3), or (ii) in the event that a Fund becomes a Covered Investment Pool, a list of the Government Entities invested in the Fund.

7.	Representations of Sub-Adviser

The Sub-Adviser represents, warrants and agrees as follows:

A.        The Sub-Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.         The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment sub-adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Trust and the Adviser, unless legally prohibited from doing so, if it is served or otherwise receives notice of any action, suit, or proceeding, requesting information about any Fund that directly relates to or otherwise materially and adversely affects a Fund, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund; provided however, that routine regulatory examinations shall not be required to be reported by this provision. The Sub-Adviser represents that this Agreement does not violate any existing agreement between the Sub-Adviser and any other party.

C.         The Sub-Adviser has reviewed the Prospectus and SAI of the Trust with respect to each Fund, as it may be amended from time to time, that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

D.         The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. The Sub-Adviser will promptly provide the Adviser any amendments thereto. As requested, the president, Chief Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.

E.         The Sub-Adviser has provided the Trust and the Adviser with a copy of its current Form ADV Part 2A, as most recently deemed to be filed with the SEC, and Part 2B, and promptly will furnish a copy of all amendments and annual updates to the Adviser. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

F.         The Sub-Adviser will promptly notify the Trust and the Adviser of any proposed assignment of this Agreement or change of control of the Sub-Adviser and any proposed changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Sub-Adviser. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

G.         The Sub-Adviser has provided the Adviser with a summary of its insurance coverage and will promptly provide notice to the Adviser of any material reductions or cancelation thereto. The Sub-Adviser will maintain its insurance coverage at least at the amounts set forth in the summary.

H.        The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, each Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by law, rule, regulation or upon the request of a governmental authority and only upon providing written notice to the Adviser and the Trust. However, the Sub-Adviser may incorporate the performance of each Fund in its composite performance.

I.          The Sub-Adviser will not file class action claim forms or otherwise exercise any rights the Adviser or the Trust may have with respect to participating in, commencing or defending suits or legal proceedings involving securities or issuers of securities held in, or formerly held in, each Fund, unless the Sub-Adviser, the Adviser and the Trust mutually agree that the Sub-Adviser may take such actions.

J.          The Sub-Adviser will promptly notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

K.         The Sub-Adviser will promptly notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority solely with respect to a Fund. The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect.

8.	Commodity Exchange Act Matters

A.        The Adviser hereby represents and warrants to the Sub-Adviser that:

(i)          with respect to each Fund where the Adviser is not excluded from the definition of a commodity pool operator (“CPO”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5, the Adviser (A) is registered as a CPO under the CEA and is a member of the National Futures Association (“NFA”) and (B) consents to being treated by the Sub-Adviser as a “qualified eligible person” as defined in the rules promulgated under the CEA for the purposes of the CEA and the regulations thereunder;

(ii)         with respect to each Fund where the Adviser is excluded from the definition of a CPO pursuant to CFTC Regulation 4.5, the Adviser (A) filed the notice required by CFTC Regulation 4.5(c) and shall re-file such notice annually as required and (B) will promptly notify the Sub-Adviser if it can no longer rely on the exclusion pursuant to CFTC Regulation 4.5 with respect to a Fund; and

(iii)         the Adviser is not “engaged primarily in trading commodity interests” for purposes of Section 4m(3) of the CEA, because, among other reasons, it (1) is not engaged, and does not propose to be engaged, primarily in investing, reinvesting, owning, holding or trading commodity interests, and (2) does not hold itself out to the public as being primarily engaged in investing, reinvesting, owning, holding or trading in commodity interests; and

(iv)        only with respect to any Funds that may trade swaps, the Fund is an “eligible contract participant” within the meaning of Section 1a(18) of the CEA.

B.         The Sub-Adviser hereby represents and warrants to the Adviser that:

(i)           the Sub-Adviser intends that each Fund shall be managed in such a way that the Sub-Adviser shall qualify for an exemption from registration with the CFTC as a commodity trading adviser (“CTA”) for each Fund in accordance with certain rules promulgated under the Commodity Exchange Act of 1936, as amended, including without limitation, Rule 4.14(a)(8).

(ii)          if the Sub-Adviser is exempt from registration as a commodity trading advisor (“CTA”) under CFTC Regulation 4.14(a)(8) with respect to a Fund, it has filed notice required under CFTC Regulation 4.14(a)(8) and shall re-file such notice annually as required; and

(iii)         if the Adviser has filed the exclusion under CFTC Regulation 4.5 with respect to a Fund, the Sub-Adviser (A) will cause such Fund to comply with the trading limitations in CFTC Regulation 4.5 unless otherwise agreed with the Adviser, and (B) promptly will notify the Adviser if it is reasonably likely that one or more Funds will not comply with such trading limitations.

C.         The Adviser and the Sub-Adviser each further agree that:

(i)           to the extent that the CEA and the then-current CFTC regulations require (A) registration by such party as a CPO or CTA and/or membership with NFA with respect to any Fund, (B) specific disclosure, as applicable to the investors in any Fund, or (C) filing of reports and other documents with respect to any Fund, it shall promptly and fully comply, or the Adviser will take reasonable steps to cause such Fund to comply, and in the case of the Sub-Adviser, provide reasonable assistance to the Adviser to cause such Fund to comply, with all such requirements;

(ii)          the Adviser and the Sub-Adviser shall each comply with all requirements of the CEA, then-current CFTC regulations and NFA rules that apply to the Adviser and the Sub-Adviser, respectively, with respect to each Fund;

(iii)         the Sub-Adviser shall provide reasonable cooperation to the Adviser and the Adviser shall provide reasonable cooperation to the Sub-Adviser in fulfilling, or causing to be fulfilled, any disclosure or reporting requirements applicable to such party with respect to each Fund under the CEA and/or then-current CFTC regulations and NFA rules; and

(iv)         the Adviser and the Sub-Adviser each further agrees to notify the other party promptly in writing if any of the representations and warranties herein ceases to be accurate in any respect with respect to the Adviser, the Sub-Adviser or any Fund.

9.	Non-Exclusivity

The services of the Sub-Adviser to the Adviser, each Fund and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. Adviser has no objection to Sub-Adviser rendering such services to any other person, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with the Sub-Adviser’s applicable policies and procedures. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

10.	Regulation

The Sub-Adviser shall provide prompt notice to the Adviser and the Trust of the submission of any information, report or other materials to any regulatory and/or administrative body having jurisdiction over the services provided pursuant to this Agreement for requests specifically relating to the Fund(s) and not where information about the Fund(s) or may be provided pursuant to a general or routine inquiry or request by a regulatory and/or administrative body that is not specific to the services provided pursuant to this Agreement.

11.	Records

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such records shall, on request, promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

12.	Confidential Treatment

A.         Each party agrees that it will treat confidentially all information provided by any other party (the “Discloser”) regarding the Discloser’s businesses and operations, including without limitation the investment activities or holdings of the Fund (“Confidential Information”). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the “Recipient”) solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates on a need-to-know basis and solely for the purposes of rendering services under this Agreement. Each party also agrees that it will maintain appropriate information barriers within its own operations, and/or its affiliates, that may have access to Confidential Information to comply with this provision.

B.         Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

C.         In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser’s Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

13.	Duration of Agreement

This Agreement shall become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, the initial term will continue in effect through September 30, 2020. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30 of each successive year following the initial term for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval.

14.	Termination of Agreement

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser with the consent of the Board (including a majority of the Independent Trustees) or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory and Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. Section 5 herein shall survive the termination of this Agreement.

15.	Use of Sub-Adviser’s Name

It is understood that the Sub-Adviser’s name and registered and unregistered trademarks, service marks and logos (e.g., FIAM and Fidelity Institutional AM and the Fidelity Investments logo) are the valuable property of the Sub-Adviser and its affiliates and that each Fund has the right to use such name (or logo) in offering materials of the Trust sales materials with respect to the Trust with the approval of the Sub-Adviser during the term of this Sub-Advisory Agreement solely for the purposes of disclosing and promoting the relationship between the parties described herein. In accordance with the exercise of the license rights granted in the preceding sentence, the Adviser and Sub-Adviser agree that the terms of the Service Mark License Agreement among the parties effective as of June 24, 2019, as may be amended from time to time by the parties, shall govern. Upon termination of this Sub-Advisory Agreement, each Fund and the Trust shall forthwith cease to use such name (or derivative or logo).

16.	Use of Adviser’s Name

The Sub-Adviser acknowledges and agrees that the names “JNL Series Trust” and “Jackson National Asset Management, LLC,” and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Trust has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “JNL Series Trust,” “Jackson National Asset Management, LLC,” and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “JNL Series Trust” and the Adviser, or the Funds or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Funds in the Sub-Adviser’s marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the Funds, as those terms are used in the rules, regulations and guidelines of the SEC and FINRA. Adviser and the Trust acknowledge that Sub-Adviser will use the Funds’ performance information within its composites compiled pursuant to the Global Investment Performance Standards (“GIPS®”).

17.	Amendments to the Agreement

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to each Fund if a majority of the outstanding voting securities of each Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other series affected by the amendment or all the series of the Trust.

18.	Assignment

No assignment (as that term is defined in the Investment Company Act) shall be made of this Agreement by the Sub-Adviser without the prior written consent of the Trust and the Adviser. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

19.	Entire Agreement

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund. The Trust is an intended third-party beneficiary of this Agreement.

20.	Headings

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

21.	Notices

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph. Notice shall also be deemed to have been given if sent by electronic transmission (e.g. via email) to the address set forth below for each applicable party, or to such other address as the party entitled to receive the notice may designate in writing. Notices sent electronically shall be deemed to have been given when sent.

Adviser and Sub-Adviser each acknowledges its consent to electronic delivery, including via email or facsimile, of any documents or materials required and/or provided by one to the other related to services provided under this Agreement. Either party may revoke this consent and request any such documents or materials to be mailed, in lieu of electronic delivery, at any time upon reasonable notice to the other.

To the Adviser:	Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
Email address: JNAMLegal@jackson.com

To the Sub-Adviser:	FIAM LLC
900 Salem Street, OT3N1
Smithfield, RI 02917
Attention: Casey Condron, SVP Head of Relationship Management
Fax: 617 872-5601
Email: Casey.Condron@fmr.com
With a copy to:	Fidelity Investments
900 Salem Street, OT1N3
Smithfield, RI 02917
Attention: Andrea O’Keefe, Legal Counsel
Fax: 617 217-6690

To the Trust:	JNL Series Trust
1 Corporate Way
Lansing, MI 48951
Attention: Chief Legal Officer
Email address: JNAMLegal@jackson.com

22.	Severability

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

23.	Trust and Shareholder Liability

The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of each respective Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of a Fund, nor from the Board or any individual Trustee of the Trust.

24.	Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Michigan, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Michigan, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

25.	Counterpart Signatures

This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Chief Executive Officer

FIAM LLC

By:	/s/ Mark Botelho
Name:	Mark Botelho
Title:	VP, Institutional Client Services

Schedule A

June 24, 2019

(Funds)

JNL/Fidelity Institutional Asset Management® Total Bond Fund

Schedule B

June 24, 2019

(Compensation)

JNL/Fidelity Institutional Asset Management® Total Bond Fund
Average Daily Net Assets	Annual Rate

$0 to $100 million	[Fees Omitted]
$100 million to $500 million	[Fees Omitted]
Over $500 million	[Fees Omitted]

Amendment

to Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and FIAM LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a limited liability company organized in the State of Michigan (the “Adviser”), and FIAM LLC, a limited liability company organized in the State of Delaware (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Investment Sub-Advisory Agreement effective as of the 24th day of June, 2019 (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide sub-investment advisory services to certain investment portfolios (each, a “Fund”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, the Board of Trustees of the Trust approved and the Parties have agreed to amend the following section of the Agreement, effective September 3, 2021:

Section 12. Confidential Treatment.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Section 12. Confidential Treatment shall be deleted and replaced, in its entirety, with the following:

“12.	Confidential Treatment

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives and the agents, employees, and representatives of any affiliates) hereunder (“Information”) shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, summons, subpoenas, court orders, and as required in the administration and management of the Funds. It is understood that any Information or recommendation supplied or produced by Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust, except that Sub-Adviser may retain copies of such Information for regulatory, recordkeeping, and systems backup and disaster recovery purposes. Without limiting the foregoing, the Adviser and the Trust will only disclose a Fund’s portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board.

The confidential treatment of the Information noted in this Agreement shall also apply to Information shared between the Adviser and the Sub-Adviser relating to potential future funds for which the Adviser may wish to retain the Sub-Adviser’s investment advisory services. Information related to a potential fund for which the Adviser and Trust determine not to retain Sub-Adviser’s investment advisory services shall only be kept confidential hereunder for a period of three (3) years except with regards to any Information that constitutes a trade secret of a party under applicable law.

Notwithstanding anything to the contrary herein, “Information” shall not include information that: (i) is public when provided or thereafter becomes public through no wrongful act of the recipient; (ii) is demonstrably known to the recipient prior to execution of this Agreement; (iii) is independently developed by the recipient through no wrongful act of the recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the recipient from any third party.”

2)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment together with the Agreement represent the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, shall be governed and construed under the laws of the State of Michigan and the applicable provisions of the Investment Company Act in accordance with Section 24 of the Agreement, and may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective September 3, 2021.

Jackson National Asset Management, LLC		FIAM LLC

By:	/s/ Emily J. Bennett	By:	/s/ Brad Sweeney
Name:	Emily J. Bennett	Name:	Brad Sweeney
Title:	AVP and Associate General Counsel	Title:	VP, Business Development Desk

Amendment

to Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and FIAM LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and FIAM LLC, a limited liability company organized in the State of Delaware (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into a Sub-Advisory Agreement effective as of September 13, 2021 wherein the June 24, 2019 Agreement, as amended, was incorporated by reference (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each, a “Fund”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B of the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved the appointment of the Sub-Adviser to manage a portion of assets of the JNL/PPM America Floating Rate Income Fund of the Trust, effective September 1, 2022.

Whereas, the Parties have agreed to amend the Agreement to add the JNL/PPM America Floating Rate Income Fund and its fees (for the portion of assets managed by Sub-Adviser), effective September 1, 2022.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 1, 2022, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 1, 2022, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective September 1, 2022.

Jackson National Asset Management, LLC		FIAM LLC

By:	/s/ Emily J. Bennett	By:	/s/ Brad Sweeney
Name:	Emily J. Bennett	Name:	Brad Sweeney
Title:	AVP, Deputy General Counsel	Title:	VP, Business Development Desk

Schedule A

Dated September 1, 2022

Funds
JNL/Fidelity Institutional Asset Management® Total Bond Fund
JNL/PPM America Floating Rate Income Fund

Schedule B

Dated September 1, 2022

(Compensation)

JNL/Fidelity Institutional Asset Management® Total Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	[Fees Omitted]
$100 million to $500 Million	[Fees Omitted]
Over $500 million	[Fees Omitted]

JNL/PPM America Floating Rate Income Fund*
Average Daily Net Assets	Annual Rate
$0 to $300 Million	0.260%
$300 million to $1 billion	0.220%
Over $1 billion	0.200%

*For the portion of the Average Daily Net Assets managed by FIAM LLC

Exhibit B

Prospectus Comparison for the JNL/PPM America Floating Rate Income Fund

JNL/PPM America Floating Rate Income Fund

Class A

Class I

Investment Objective. The investment objective of the Fund is to seek to provide a high level of current income.

Expenses. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.47%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.16%
Acquired Fund Fees and Expenses[2]	0.02%
Total Annual Fund Operating Expenses	0.95%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.47%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.16%
Acquired Fund Fees and Expenses[2]	0.02%
Total Annual Fund Operating Expenses	0.65%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

JNAM will voluntarily waive 0.10% of management fees on the Fund’s assets. There is no guarantee that JNAM will continue to provide the waiver in the future.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL/PPM America Floating Rate Income Fund Class A
1 year	3 years	5 years	10 years
$97	$303	$525	$1,166

JNL/PPM America Floating Rate Income Fund Class I
1 year	3 years	5 years	10 years
$66	$208	$362	$810

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2021 - 12/31/2021	106%

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in income-producing floating rate instruments, including floating rate loans, floating rate notes, other floating rate debt securities, structured products (including commercial mortgage-backed securities, asset-backed securities, and collateralized loan obligations, which are debt securities typically issued by special purpose vehicles and secured by loans), and repurchase agreements.

Additionally, for purposes of satisfying the 80% requirement, the Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”) comprised of the securities described above, short term bond funds and floating rate funds. The Fund generally uses ETFs as a tool to obtain exposure to the securities in which it primarily invests. Money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets for purposes of the 80% requirement.

The Fund consists of two strategies, sometimes referred to as “sleeves,” one sleeve is managed by an unaffiliated investment manager, FIAM LLC (“FIAM”), and the other sleeve is managed by an affiliated investment manager, PPM America, Inc. (“PPM”, and together with FIAM, the “Sub-Advisers”). Each Sub-Adviser generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each sleeve, but the Sub-Advisers may also implement other investment strategies in keeping with their respective sleeve’s objective.

PPM America Floating Rate Income Strategy

~~The Fund~~PPM constructs the PPM America Floating Rate Income Strategy by investing~~s~~ primarily in U.S. dollar denominated senior floating rate loans of domestic and foreign borrowers (“Senior Loans”). Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics, and are commonly known as “junk bonds.”

The ~~Fund~~PPM America Floating Rate Income Strategy may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”), debtor-in-possession loans, mezzanine loans, fixed-income debt obligations, corporate bonds and money market instruments. Junior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics.

The ~~Fund~~ PPM America Floating Rate Income Strategy may invest up to 20% of its net assets in cash and non-floating rate debt securities, including lower-rated debt securities (“high yield”), commonly known as “junk bonds,” and equity securities. Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative.

FIAM Floating Rate High Income Strategy

FIAM LLC constructs the FIAM Floating Rate High Income Strategy by normally investing primarily in floating rate loans, which are often lower-quality debt securities (those of less than investment-grade quality, also referred to as “junk bonds”), and other floating rate securities. The FIAM Floating Rate High Income Strategy may invest in companies in troubled or uncertain financial condition, money market and investment-grade debt securities, and repurchase agreements, and domestic and foreign issuers. FIAM LLC uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

●	Credit risk – The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.
●	Corporate loan, sovereign entity loan, and bank loan risk – Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate ("SOFR") or the prime rates of U.S. banks. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. As a result, sale proceeds related to the sale of loans may not be available to make additional investments until a substantial period after the sale of the loans. Certain loans may be classified as “illiquid” securities. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
●	Senior loans risk – The senior loans in which the Fund invests are usually rated below investment grade. The amount of public information with respect to loans may be less extensive than that available for registered or exchange listed securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. A secured senior loan may not be adequately collateralized. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.
●	Second lien loans risk – Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.
●	Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.
●	Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Loan transactions often settle on a delayed basis compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. It may take longer than seven days for transactions in loans to settle. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.
●	Consumer discretionary risk – If a Fund invests a significant portion of its assets in issuers in the consumer discretionary sector of the market, the Fund may be more affected by events influencing the consumer discretionary sector than a fund that is more diversified across numerous sectors. An investment in issuers in the consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. Success of these companies can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, products of consumer discretionary companies.
●	High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued.

●	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics such as the coronavirus (COVID-19) pandemic, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.
●	Prepayment risk – During periods of falling interest rates, a debt security with a high interest rate may be prepaid before its expected maturity date. The Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.
●	Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes.
●	Debt securities ratings risk – The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer's current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate.
●	LIBOR replacement risk – The Funds’ payment obligations, financing terms and investments in certain instruments (including debt securities and derivatives) may be tied to floating rates, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the UK Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but questions around the liquidity of the new rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. It is difficult to predict the full impact of the transition away from LIBOR on the Funds. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that continue to rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Funds or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Funds. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.
●	Income risk – The Fund is subject to the risk that the income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. The Fund’s distributions to shareholders may decline when interest rates fall.
●	Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.
●	Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
●	Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser's investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.
●	Counterparty risk – Transactions involving a counterparty are subject to the credit risk of the counterparty. A fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lends its securities, runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could suffer losses, including monetary losses, miss investment opportunities or be forced to hold investments it would prefer to sell. Counterparty risk is heightened during unusually adverse market conditions.

●	Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.
●	Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and/or Fund mergers or rebalances, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.
●	Exchange-traded funds investing risk – An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.
●	Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.
●	Investment in money market funds risk – Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. An investment in a money market fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
●	Portfolio turnover risk – Frequent changes in the securities held by the Fund, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2020): 7.94%; Worst Quarter (ended 3/31/2020): -12.52%

Annual Total Returns as of December 31

Class I

Best Quarter (ended 6/30/2020): 8.00%; Worst Quarter (ended 3/31/2020): -12.47%

Average Annual Total Returns as of 12/31/2021

	1 year	5 year	10 year
JNL/PPM America Floating Rate Income Fund (Class A)	3.73%	2.81%	3.41%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	5.20%	4.27%	4.69%

Average Annual Total Returns as of 12/31/2021

	1 year	Life of Class (September 25, 2017)
JNL/PPM America Floating Rate Income Fund (Class I)	4.06%	3.11%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	5.20%	4.32%

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Advisers:
PPM America, Inc. ("PPM")

FIAM LLC (“FIAM”)

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	September 2022	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	September 2022	Assistant Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	September 2022	Assistant Vice President and Portfolio Manager, JNAM
Adam Spielman	June 2018	Senior Managing Director, Head of Leveraged Credit, PPM
David Wagner	2011	Senior Managing Director, PPM
Eric Mollenhauer	September 2022	Portfolio Manager, FIAM
Kevin Nielsen	September 2022	Portfolio Manager, FIAM

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL/PPM America Floating Rate Income Fund

Class A

Class I

Investment Objective. The investment objective of the Fund is to seek to provide a high level of current income.

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in income-producing floating rate instruments, including, floating rate loans, floating rate notes, other floating rate debt securities, structured products (including commercial mortgage-backed securities, asset-backed securities, and collateralized loan obligations, which are debt securities typically issued by special purpose vehicles and secured by loans) and repurchase agreements.

Additionally, for purposes of satisfying the 80% requirement, the Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”) comprised of the securities described above, short-term bond funds and floating rate funds. The Fund generally uses ETFs as a tool to obtain exposure to the securities in which it primarily invests. Money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets for purposes of the 80% requirement.

The Fund consists of two strategies, sometimes referred to as “sleeves,” one sleeve is managed by an unaffiliated investment manager, FIAM LLC (“FIAM”), and the other sleeve is managed by an affiliated investment manager, PPM America, Inc. (“PPM”, and together with FIAM, the “Sub-Advisers”). Each Sub-Adviser generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each sleeve, but the Sub-Advisers may also implement other investment strategies in keeping with their respective sleeve’s objective.

PPM America Floating Rate Income Strategy

~~The Fund~~PPM constructs the PPM America Floating Rate Income Strategy by investing~~s~~ primarily in U.S. dollar denominated senior floating rate loans of domestic and foreign borrowers (“Senior Loans”). Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics, and are commonly known as “junk bonds.”

The ~~Fund~~PPM America Floating Rate Income Strategy may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”), debtor-in-possession loans, mezzanine loans, corporate bonds, fixed-income debt obligations and money market instruments. Junior Loans typically are of below investment grade quality and have below investment grade credit ratings which ratings are associated with securities having high risk and speculative characteristics. Money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets.

The ~~Fund~~PPM America Floating Rate Income Strategy may invest up to 20% of its assets in cash and non-floating rate debt securities, including lower-rated debt securities (“high yield” securities), commonly known as “junk bonds,” and equity securities. Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative.

PPM’s large, dedicated and experienced analyst team is organized by industry with coverage across the ratings spectrum and capital structure. Utilizing an independent, fundamental, bottom-up research process, in buying and selling securities for the Fund, PPM relies on fundamental credit analysis of each issuer and its ability to pay principal and interest given its current financial condition, its industry position and economic and market conditions. PPM’s upfront credit selection and ongoing credit monitoring focuses on issuers that it believes (i) have the ability to generate positive cash flow, (ii) have reasonable debt multiples and equity capital, and (iii) have sufficient liquidity sources. PPM also evaluates each security’s structural and security characteristics, underlying collateral, covenant protection and price compared to its long-term value.

FIAM Floating Rate High Income Strategy

FIAM constructs the FIAM Floating Rate High Income Strategy by normally investing primarily in floating rate loans, which are often lower-quality debt securities (those of less than investment-grade quality, also referred to as “junk bonds”), and other floating rate securities. FIAM defines floating rate securities as floating rate loans, other floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The FIAM Floating Rate High Income Strategy may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. The FIAM Floating Rate High Income Strategy may invest significantly in money market and investment-grade debt securities, and repurchase agreements. The FIAM Floating Rate High Income Strategy may invest the fund’s assets in these securities and repurchase agreements by investing in other funds. The FIAM Floating Rate High Income Strategy may invest in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities, FIAM relies on fundamental analysis of each issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include a security’s structural features, underlying collateral, and current price compared to its long-term value, and the earnings potential, credit standing, and management of the security’s issuer.

The FIAM Floating Rate High Income Strategy may also use various techniques, such as buying and selling futures contracts and exchange-traded funds, to increase or decrease the fund’s exposure to changing security prices, interest rates, or other factors that affect security values. The FIAM Floating Rate High Income Strategy may invest in securities of newly public companies.

While not a principal investment strategy, the Fund may invest, without limitation, in derivative or other synthetic instruments. For purposes of satisfying the 80% requirement, the Fund may invest in derivative or other synthetic instruments that have economic characteristics similar to the floating rate instruments mentioned above. Although the Fund may invest in derivatives transactions of any kind, the Fund currently anticipates that it may invest in the LCDX index (an unfunded index of 100 equally weighted loan credit default swaps (“LCDS”)) and individual LCDS as a substitute for the purchase of floating rate loans. The Fund may also use futures and swaps to hedge against fluctuations in interest rates on the Fund’s investments in non-floating rate securities. The Fund’s derivative exposure will vary from time to time depending upon market conditions, inflows and outflows of investments in the Fund and other factors considered by the Sub-Advisers from time to time.

~~The Sub-Adviser’s large, dedicated and experienced analyst team is organized by industry with coverage across the ratings spectrum and capital structure. Utilizing an independent, fundamental, bottom-up research process, in buying and selling securities for the Fund, the Sub-Adviser relies on fundamental credit analysis of each issuer and its ability to pay principal and interest given its current financial condition, its industry position and economic and market conditions. The Sub-Adviser’s upfront credit selection and ongoing credit monitoring focuses on issuers that it believes (i) have the ability to generate positive cash flow, (ii) have reasonable debt multiples and equity capital, and (iii) have sufficient liquidity sources. The Sub-Adviser also evaluates each security’s structural and security characteristics, underlying collateral, covenant protection and price compared to its long-term value.~~

In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions and sub-adviser transitions, the Sub-Advisers may depart from ~~the Fund’s~~ their principal investment strategies by temporarily investing for defensive purposes.

Certain investments and investment techniques have additional risks. The Fund may also invest in equity securities and may hold rights and warrants received in connection with other investments. The Fund may invest in TIPS and inflation-linked bonds, and U.S. Government securities risk which involve special risk considerations. The Fund’s investment activities may also generate portfolio turnover risk.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

●	Credit risk
●	Corporate loan, sovereign entity loan, and bank loan risk
●	Senior loans risk
●	Second lien loans risk
●	Issuer risk
●	Settlement risk
●	Consumer discretionary risk
●	High-yield bonds, lower-rated bonds, and unrated securities risk
●	Market risk
●	Prepayment risk
●	Interest rate risk
●	Debt securities ratings risk
●	LIBOR replacement risk
●	Income risk
●	Leverage risk
●	Liquidity risk
●	Managed portfolio risk
●	Counterparty risk
●	Foreign securities risk
●	Temporary defensive positions and large cash positions risk
●	Exchange-traded funds investing risk
●	Investment in other investment companies risk
●	Investment in money market funds risk
●	Portfolio turnover risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). The Fund may use futures and swaps to hedge against fluctuations in interest rates on the Fund’s investments in non-floating rate securities. The Fund’s derivative exposure will vary from time to time depending upon market conditions, inflows and outflows of investments in the Fund and other factors considered by the Sub-Adviser from time to time.

Certain investments and investment techniques have additional risks, such as the potential use of asset-based securities. The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

●	Investment strategy risk
●	Call risk
●	Derivatives risk
●	Distressed debt risk
●	Regulatory investment limits risk
●	Portfolio turnover risk
●	Mezzanine securities risk
●	Mortgage-related and other asset-backed securities risk
●	Redemption risk
●	Rule 144A securities risk
●	Securities lending risk
●	TIPS and inflation-linked bonds risk
●	U.S. Government securities risk
●	Equity securities risk
●	When-issued and delayed delivery securities and forward commitments risk
●	Cybersecurity risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser's abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Adviser, Sub-Advisers and Portfolio Management. The allocations for the Fund are made by JNAM. JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Prudential plc and Athene Life Re Ltd each hold a minority economic interest in Jackson. Prudential plc has no relation to Newark, New Jersey-based Prudential Financial Inc.

The following individuals are responsible for application of the Fund's strategy, executing trades and allocation of capital to the various strategies for the Fund:

William Harding, CFA, is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.’s Investment Management division and has over 20 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Sean Hynes, CFA, CAIA, is Assistant Vice President, Investment Management for JNAM since April 2013. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mark Pliska, CFA, is an Assistant Vice President for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

The Sub-Advisers to the Fund are:

~~The Sub-Adviser to the Fund is~~ PPM America, Inc. (“PPM”)~~,~~ is located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, manages assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Prudential plc and Athene Life Re Ltd each hold a minority economic interest in Jackson. Prudential plc has no relation to Newark, New Jersey-based Prudential Financial Inc.

PPM utilizes a team-based approach to manage the assets of the PPM America Floating Rate Income Strategy~~Fund~~. Portfolio managers work closely with asset class specialists, research analysts and traders to generate ideas and to gain greater insight on the market environment as they make investment decisions. Adam Spielman is primarily responsible for the day-to-day management of the PPM America Floating Rate Income Strategy~~Fund~~.

Adam Spielman is a senior managing director and the head of leveraged credit on the fixed income team at PPM. In this role, he oversees the bank loan and high yield teams and is responsible for investment and allocation decisions for several of the firm’s fixed income strategies, including high yield core and floating rate income which are managed on behalf of investors globally. Prior to his current role, he was head of fixed income research and managed a team of individuals focused on corporate credit and structured security analysis. Prior to joining PPM in 2001, Mr. Spielman worked in the investment group at a Chicago-based software company. Previously, he was an investment banker with Lehman Brothers and started his career at Peterson Consulting. Mr. Spielman earned a master’s degree in accounting and finance from the University of Chicago and a bachelor’s degree in economics from Indiana University.

David Wagner is a senior managing director and portfolio manager on the fixed income team at PPM. He is responsible for investment and allocation decisions for the firm’s floating rate income strategy and collateralized loan obligations, which are managed on behalf of investors globally. Prior to joining PPM in 2000, Mr. Wagner was vice president at First Source Financial, Inc. where he underwrote and analyzed a diverse portfolio of bank loan investments and managed a team of underwriting and portfolio analysts. Previously, he was a manager at Household Commercial Financial Services, Inc. where he managed bank loan investments, including troubled debt restructurings. Mr. Wagner earned a master’s degree in management and marketing from Northwestern University and a bachelor’s degree in finance and marketing from the University of Wisconsin.

FIAM LLC (“FIAM”) is located at 900 Salem Street, Smithfield, Rhode Island 02917. FIAM is an indirectly held, wholly owned subsidiary of FMR LLC.

The FIAM Floating Rate High Income Strategy is managed on a team basis. The individual members of the team that are primarily responsible for the day-to-day management of the FIAM Floating Rate High Income Strategy’s portfolio are:

Eric Mollenhauer is a portfolio manager in the High Income and Alternatives division at Fidelity Investments. In this role, Mr. Mollenhauer co-manages portfolios across retail and institutional assets. Prior to assuming his current responsibilities, Mr. Mollenhauer worked as director of High Yield research, where he oversaw Fidelity's high-yield research professionals and resources and managed high-yield bond portfolios available to non-U.S. investors. Previously, Mr. Mollenhauer was a high-yield research analyst covering the paper, entertainment and leisure, gaming and lodging, services, homebuilding, and printing and publishing industries. He has been in the financial industry since joining Fidelity in 1993. Mr. Mollenhauer earned his bachelor of arts degree in business administration from Gordon College. He is also a CFA® charterholder.

Kevin Nielsen is a portfolio manager in the High Income and Alternatives division at Fidelity Investments. In this role, Mr. Nielsen co-manages portfolios across retail and institutional assets. Prior to assuming his portfolio management responsibilities, Mr. Nielsen was a research analyst in Fidelity's High Income division covering a variety of different industries. Before joining Fidelity in 2006, he worked as a high yield and loan research analyst at W.R. Huff Asset Management, an acquisition analyst at Vornado Realty Trust, and as an analyst at GE Capital. He has been in the financial industry since 1994. Mr. Nielsen earned his bachelor of arts degree in government from Dartmouth College and his master of business administration degree in finance and strategy from Northwestern University’s Kellogg School of Management. He is also a CFA® charterholder.

The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund(s).

A discussion regarding the Board of Trustees’ basis for approving the PPM sub-advisory agreement is available in the Fund’s Annual Report for the period ended December 31, 2021. A discussion regarding the Board of Trustees’ basis for approving the FIAM sub-advisory agreement will be available in the Fund’s Annual Report for the period ending December 31, 2022.